Purchases and Sales of Lithium Carbonate	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about business combination [abstract]
Purchases and Sales of Lithium Carbonate
9.
PURCHASES AND SALES OF LITHIUM CARBONATE

Offtake Agreement with Ganfeng and Bangchak

The Company and Ganfeng are entitled to a share of offtake from production at Cauchari-Olaroz. The Company is entitled to 49% of the offtake, which would amount to approximately 19,600 tonnes per annum (“tpa”) of lithium carbonate assuming full capacity is achieved. The Company has entered into an offtake agreement with each of Ganfeng and BCP Innovation PTE. LTD (“Bangchak”), a wholly-owned subsidiary of Bangchak Corporation Public Company Ltd., to sell a fixed amount of offtake production at market-based prices, with Ganfeng entitled to 80% of the first 12,250 tpa of lithium carbonate (9,800 tpa assuming full production capacity) and Bangchak entitled to up to 6,000 tpa of lithium carbonate (assuming full production capacity).

The balance of the Company’s offtake entitlement, amounting to up to approximately 3,800 tpa of lithium carbonate, is uncommitted, but for limited residual rights available to Bangchak to the extent production does not meet full capacity.

Purchases and sales of lithium carbonate

During the year ended December 31, 2025, the Company was entitled to purchase its 49% share of Minera Exar’s lithium carbonate production shipped during the period and, pursuant to its offtake agreements, sell that volume to Ganfeng and Bangchak.

Based on its principal versus agent assessment, the Company concluded that it acted as an agent in these transactions, as control of the lithium carbonate did not transfer to the Company prior to transfer to the end customers and the Company was not exposed to inventory or price risk. Accordingly, the Company did not recognize revenue or cost of sales in respect of these transactions.

9.
PURCHASES AND SALES OF LITHIUM CARBONATE (continued)

During the year ended December 31, 2025, the Company made approximately $133,281 worth of purchases of lithium carbonate from Minera Exar and sold an equivalent amount, totaling approximately $133,281, to Ganfeng and Bangchak. Since there was no net commission earned by the Company, there was no impact on the Company’s statement of comprehensive loss for the year ended December 31, 2025.

As at December 31, 2025, the Company had a payable of $25,507 to Minera Exar for lithium carbonate purchases, and receivables totaling $23,209 from Ganfeng for sales of lithium carbonate, as disclosed on the statement of financial position. The Company performed an expected credit loss assessment for these receivables, and concluded that the expected credit loss was insignificant, given the short-term nature of the balances and the counterparties' history of timely settlement. The receivables were fully settled subsequent to December 31, 2025.